Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

15. Commitments and Contingencies

Litigation

        The Company is involved in various matters incidental to its operations and business that might give rise to a loss contingency. These matters may include legal and regulatory proceedings, commercial disputes, claims from royalty, working interest and surface owners, property damage and personal injury claims and environmental authorities or other matters. In addition, the Company may be subject to customary audits by governmental authorities regarding the payment and reporting of various taxes, governmental royalties and fees as well as compliance with unclaimed property (escheatment) requirements and other laws. Further, other parties with an interest in wells operated by the Company have the ability under various contractual agreements to perform audits of its joint interest billing practices.

        The Company vigorously defends itself in these matters. If the Company determines that an unfavorable outcome or loss of a particular matter is probable and the amount of the loss can be reasonably estimated, it accrues a liability for the contingent obligation. As new information becomes available or as a result of legal or administrative rulings in similar matters or a change in applicable law, the Company's conclusions regarding the probability of outcomes and the amount of estimated loss, if any, may change. The impact of subsequent changes to the Company's accruals could have a material effect on its results of operations.

15. Commitments and Contingencies

Contractual Obligations

        At December 31, 2014, contractual obligations for drilling contracts, long-term operating leases, seismic contracts and other contracts are as follows (in thousands):

	Total	2015(1)	2016	2017	2018	2019 and beyond
Drilling contracts	$16,698	$15,819	$879	$—	$—	$—
Non-cancellable office lease commitments(2)	9,320	1,857	1,877	1,941	1,471	2,174
Seismic contracts	3,192	3,192	—	—	—	—

Net minimum commitments	$29,210	$20,868	$2,756	$1,941	$1,471	$2,174

(1)
In addition to the $20.9 million of minimum commitments noted above, the Company also has approximately $130 million of interest payments due on the senior notes during the year ended December 31, 2015, for estimated total obligations of approximately $150 million.

(2)
During the quarter ended December 31, 2014, the Company announced plans to relocate the headquarters from Houston, Texas to Tulsa, Oklahoma. At December 31, 2014, the Company still leased space in Houston (contractually through 2018) and of the $9.3 million total in office lease commitments, approximately $3.4 million related to the Houston leases.

        For the years ended December 31, 2014, 2013 and 2012, the Company expensed $2.3 million, $1.7 million and $1.1 million, respectively, for office rent.

        In addition to the commitments noted in the above table, the Company is party to a gas transportation, gathering and processing contract (as amended and effective June 1, 2013) in the Mississippian Lime region which includes certain minimum natural gas and NGL volume commitments. To the extent the Company does not deliver natural gas volumes in sufficient quantities to generate, when processed, the minimum levels of recovered NGLs, the Company would be required to reimburse the counterparty an amount equal to the sum of the monthly shortfall, if any, multiplied by a fee of roughly $0.08 to $0.125 per gallon (subject to annual escalation). The NGL volume commitments range from 2,800 Bbls to 5,780 Bbls per day for each monthly accounting period over the remaining term of the contract. Additionally, the Company is obligated to deliver a total of 38,100,000 MMBtu and 76,200,000 MMBtu during the first 30 months and 60 months of the contract, respectively. During the first 30 months, any shortfall in delivered volumes would result in a payment to the counterparty equal to the shortfall amount multiplied by a fee of approximately $0.36 per MMBtu. During the first 60 months, any shortfall in delivered volumes would result in a payment to the counterparty equal to the shortfall amount multiplied by a fee of approximately $0.36 per MMBtu, provided that the Company would receive volumetric credit for any deficiency payment made after the initial 30 months. The Company is currently delivering at least the minimum volumes required under these contractual provisions and does not expect to incur any future volumetric shortfall payments during the term of this contract.

        Commitments related to ARO's are not included in the table above; see Note 8 for discussion of those commitments.

Litigation

        The Company is involved in disputes or legal actions arising in the ordinary course of its business. The Company may not be able to predict the timing or outcome of these or future claims and proceedings with certainty, and an unfavorable resolution of one or more of such matters could have a material adverse effect on our financial condition, results of operations or cash flows. Currently, it is not party to any legal proceedings that the Company believes, individually or in the aggregate, are reasonably expected to have a material adverse effect on its financial position, results of operations, or cash flows.